Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, J. Leslie Whiteford, Chief Financial Officer of Global Pari-Mutuel Services, Inc., a Nevada corporation (the “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2011	/s/ J. Leslie Whiteford
J. Leslie Whiteford Chief Financial Officer (Principal Financial Officer)